UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2025

Berry Corporation (bry)

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38606	81-5410470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16000 N. Dallas Parkway, Suite 500

Dallas, Texas

75248

(Address of Principal Executive Offices)

(661) 616-3900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BRY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 14, 2025, Berry Corporation (bry), a Delaware corporation (the “Company” or “Berry”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, California Resources Corporation, a Delaware corporation (“Parent” or “CRC”), and Dornoch Merger Sub, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Parent (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct, wholly-owned subsidiary of Parent. A copy of the joint press release is attached as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

On September 15, 2025, in connection with the announcement of the Merger Agreement, the Company and Parent will hold a joint conference call on September 15, 2025 at 9:00 a.m. Eastern Time available to investors and the public. The investor presentation that will be used in connection with the joint conference call is attached as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under Item 7.01 and set forth in the attached Exhibit 99.1 and Exhibit 99.2 is deemed to be “furnished” solely pursuant to Item 7.01 of Form 8-K and will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The submission of the information set forth in this Item 7.01 will not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 and Exhibit 99.2, that is provided solely in connection with Regulation FD.

FORWARD-LOOKING STATEMENTS

Information set forth in this communication, including financial estimates and statements as to the effects of the proposed transaction, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other securities laws. All statements other than historical facts are forward-looking statements, and include statements regarding the benefits of the proposed transaction, future financial position and operating results of Berry and CRC, business strategy, projected revenues, earnings, costs, capital expenditures and plans, objectives and intentions of management for the future. Words such as “expect,” “could,” “may,” “anticipate,” “intend,” “plan,” “ability,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “guidance,” “outlook,” “opportunity” or “strategy” or similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of the management of Berry and CRC and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, projected in, or implied by, such statements. The expectations and forecasts reflected in these forward-looking statements are inherently subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond Berry’s and CRC’s control. No assurance can be given that such forward-looking statements will be correct or achieved or that the assumptions are accurate or will not change over time. Particular uncertainties that could cause Berry’s and/or CRC’s actual results to be materially different from those described in the forward-looking statements include: (i) transaction costs, (ii) unknown liabilities, (iii) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Berry’s common stock or CRC’s common stock, (iv) the ability to successfully integrate the businesses, (v) the ability to achieve projected synergies or it may take longer than expected to achieve those synergies, (vi) risks related to financial community and rating agency perceptions of each of Berry and CRC or its respective business, operations, financial condition and the industry in which it operates, (vii) risks related to the potential impact of general economic, political and market factors on Berry or CRC or the proposed transaction, (viii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, (ix) the risk that stockholders of Berry may not approve the proposed transaction, (x) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (xi) effects of the announcement, pendency or completion of the proposed transaction on the ability of Berry and CRC to retain customers and retain and hire key personnel and maintain relationships with their respective suppliers and customers, (xii)

the risk that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner, including the risk that all necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (xiii) those expressed in Berry’s other forward-looking statements including those factors discussed in Part I, Item 1A – Risk Factors in Berry’s Annual Report on Form 10-K and its other SEC filings available at https://ir.bry.com/ and (xiv) those expressed in CRC’s other forward-looking statements including those factors discussed in Part I, Item 1A – Risk Factors in CRC’s Annual Report on Form 10-K and its other SEC filings available at www.crc.com. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CRC’s registration statement on Form S-4 that will contain a proxy statement/prospectus discussed below, when it becomes available, and other documents filed by Berry or CRC from time to time with the U.S. Securities and Exchange Commission (the “SEC”).

Berry and CRC each cautions you not to place undue reliance on forward-looking statements contained in this communication, which speak only as of the date hereof, and each of Berry and CRC is under no obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise. This communication may also contain information from third-party sources. This data may involve a number of assumptions and limitations, and each of Berry and CRC has not independently verified them and do not warrant the accuracy or completeness of such third-party information.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, CRC will file with the SEC a registration statement on Form S-4 (the “registration statement”), which will include a proxy statement of Berry that also constitutes a prospectus of CRC, and any other documents in connection with the proposed transaction. The definitive proxy statement/prospectus will be sent to the holders of common stock of Berry. Investors and stockholders of Berry and CRC are urged to read the proxy statement/prospectus and any other documents filed or to be filed with the SEC in connection with the proposed transaction when they become available, as they will contain important information about Berry, CRC, the proposed transaction and related matters. The registration statement and proxy statement/prospectus and other documents filed by Berry or CRC with the SEC, when filed, will be available free of charge at the SEC’s website at https://www.sec.gov. Alternatively, investors and stockholders may obtain free copies of documents that are filed or will be filed with the SEC by Berry, including the proxy statement/prospectus, on Berry’s website at https://ir.bry.com/reports-resources, and may obtain free copies of documents that are filed or will be filed with the SEC by CRC, including the registration statement and the proxy statement/prospectus, on CRC’s website at https://www.crc.com/investor-relations. The information included on, or accessible through, Berry’s or CRC’s website is not incorporated by reference into this communication.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION OF PROXIES

Berry and its directors and certain of Berry’s executive officers and other employees, and CRC and certain of its directors, executive officers and other employees, may be deemed to be participants in the solicitation of proxies from Berry’s stockholders in connection with the proposed transaction. A description of participants’ direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. Information regarding Berry’s directors and executive officers is contained in the “Proposal No. 1—Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation – Compensation Discussion and Analysis,” “Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” sections of Berry’s definitive proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 7, 2025; under the heading “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of Berry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on

March 13, 2025; in Item 5.07 of Berry’s Current Report on Form 8-K filed with the SEC on May 22, 2025; in Berry’s Current Reports on Form 8-K filed with the SEC on January 22, 2025 and October 25, 2024; and under “Leadership” accessed through the “About” link on Berry’s website at https://bry.com/about/management/. Information regarding CRC’s directors and executive officers is contained in the “Board of Directors and Corporate Governance,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Director Compensation,” “Stock Ownership Information,” and “Proposals Requiring Your Vote – Proposal 1: Election of Directors” sections of CRC’s definitive proxy statement for CRC’s 2025 Annual Meeting of Stockholders, filed with the SEC on March 19, 2025; under the heading “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of CRC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 3, 2025; in Item 5.07 of CRC’s Current Report on Form 8-K filed with the SEC on May 6, 2025; in CRC’s Current Reports on Form 8-K filed with the SEC on June 23, 2025 and November 25, 2024; and under “Our Team” accessed through the “Our Business” link on CRC’s website at https://www.crc.com/our-business/our-team. Additional information regarding ownership of Berry’s securities by its directors and executive officers and of CRC’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3, 4 or 5, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001705873 and https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001609253, respectively. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description

99.1	Press Release, dated September 15, 2025.

99.2	Investor Presentation, dated September 15, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2025

Berry Corporation (bry)

By:	/s/ Jenarae N. Garland
Name:	Jenarae N. Garland
Title:	Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer